UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06600

DWS Value Builder Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	03/31

Date of reporting period:	09/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  SEPTEMBER 30, 2008

Semiannual Report to Shareholders

DWS Value Builder Fund

Contents

4 Performance Summary

8 Information About Your Fund's Expenses

10 Portfolio Management Review

15 Portfolio Summary

17 Investment Portfolio

22 Financial Statements

26 Financial Highlights

30 Notes to Financial Statements

37 Investment Management Agreement Approval

42 Summary of Management Fee Evaluation by Independent Fee Consultant

47 Account Management Resources

48 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectuses dated August 1, 2008 are 1.50%, 2.41%, 2.26% and 1.13% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2008. These ratios differ from the gross ratios disclosed in the financial highlights. The financial highlights do not include 0.20% of estimated underlying Fund expenses borne by the Fund for its investment in DWS Short Duration Plus Fund.

Returns and rankings for all periods shown reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/08
DWS Value Builder Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-6.93%	-26.34%	-6.44%	.06%	2.71%
Class B	-7.35%	-26.92%	-7.21%	-.74%	1.91%
Class C	-7.37%	-26.94%	-7.17%	-.70%	1.95%
Institutional Class	-6.88%	-26.14%	-6.17%	.34%	2.98%
S&P 500® Index+	-10.87%	-21.98%	.22%	5.17%	3.06%
Blended Index++	-7.33%	-12.47%	1.90%	4.54%	4.04%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/08	$ 8.46	$ 8.46	$ 8.47	$ 8.65
3/31/08	$ 13.19	$ 13.18	$ 13.21	$ 13.40
Distribution Information: Six Months as of 9/30/08: Income Dividends	$ .12	$ .08	$ .08	$ .15
Capital Gain Distributions	$ 3.90	$ 3.90	$ 3.90	$ 3.90
Class A Lipper Rankings — Mixed-Asset Target Allocation Growth Funds Category as of 9/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	645	of	663	98
3-Year	545	of	548	100
5-Year	415	of	420	99
10-Year	175	of	240	73

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/08
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$6,942	$7,719	$9,455	$12,311
	Average annual total return	-30.58%	-8.27%	-1.11%	2.10%
Class B	Growth of $10,000	$7,183	$7,919	$9,594	$12,088
	Average annual total return	-28.17%	-7.48%	-.83%	1.91%
Class C	Growth of $10,000	$7,306	$8,000	$9,654	$12,133
	Average annual total return	-26.94%	-7.17%	-.70%	1.95%
S&P 500 Index+	Growth of $10,000	$7,802	$10,065	$12,866	$13,520
	Average annual total return	-21.98%	.22%	5.17%	3.06%
Blended Index++	Growth of $10,000	$8,753	$10,582	$12,488	$14,856
	Average annual total return	-12.47%	1.90%	4.54%	4.04%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Value Builder Fund — Institutional Class [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30
Comparative Results as of 9/30/08
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$738,600	$826,100	$1,017,200	$1,341,000
	Average annual total return	-26.14%	-6.17%	.34%	2.98%
S&P 500 Index+	Growth of $1,000,000	$780,200	$1,006,500	$1,286,600	$1,352,000
	Average annual total return	-21.98%	.22%	5.17%	3.06%
Blended Index++	Growth of $1,000,000	$875,300	$1,058,200	$1,248,800	$1,485,600
	Average annual total return	-12.47%	1.90%	4.54%	4.04%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Barclays Capital Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Barclays Capital Intermediate US Government/Credit Index (name changed from Lehman Brothers Intermediate US Government/Credit Index, effective November 3, 2008) is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2008 to September 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2008
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 930.70	$ 926.50	$ 926.30	$ 931.20
Expenses Paid per $1,000*	$ 6.58	$ 9.95	$ 10.62	$ 4.89
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/08	$ 1,018.25	$ 1,014.74	$ 1,014.04	$ 1,020.00
Expenses Paid per $1,000*	$ 6.88	$ 10.40	$ 11.11	$ 5.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Value Builder Fund	1.36%	2.06%	2.20%	1.01%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team addresses the recent market backdrop, their strategy and fund performance during the six-month period ended September 30, 2008.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the US financial markets perform during the past six months?

A: The past half year proved to be one of the most challenging periods for the global equity markets in recent memory, as the evolving global credit crisis led to the failure or near-insolvency of numerous major financial institutions. The result was increased risk aversion and more stringent bank lending practices, two factors that contributed to slower economic growth in the United States. At the same time, a spike in the prices of oil and other commodities increased inflation pressures and weighed on corporate profit margins. Amid this backdrop of slowing growth and rising costs, US equities fell 10.87% as measured by the fund's equity benchmark, the Standard & Poor's 500® (S&P 500) Index.1

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

In the bond market, the evaporation of investors' risk appetites sparked a "flight to quality" into safe havens such as shorter-term government bonds and higher-quality corporate issues. Lower-quality issues, most notably corporate bonds with the lowest credit ratings, underperformed the broader bond market by a wide margin. Bonds comfortably outperformed stocks, with the -2.70% return of the Barclays Capital Intermediate Government/Credit Index (the fund's fixed-income benchmark) outpacing the -10.87% return of the S&P 500.2

2 The Barclays Capital Intermediate Government/Credit Index (name changed from Lehman Brothers Intermediate Government/Credit Index, effective November 3, 2008) is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

Q: How did the fund perform?

A: The Class A shares of DWS Value Builder Fund declined 6.93% during the six-month period ended September 30, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.)

The fund outperformed the -7.33% return of its blended benchmark, which is a weighted combination of three unmanaged indices: the S&P 500 Index (60%), the Barclays Capital Intermediate Government/Credit Index (35%) and the Merrill Lynch 3-Month T-Bill Index (5%).3 It also outpaced the S&P 500 Index, which — unlike the fund — is invested entirely in equities. The fund outperformed the -10.49% average return of its Lipper peer group — Mixed-Asset Target Allocation Growth Funds.4

3 The unmanaged Merrill Lynch 3-Month T-Bill Index is representative of the 3-month Treasury market.
Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
4 The Lipper Mixed-Asset Target Allocation Growth Funds category is comprised of funds that by portfolio practice maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

We assumed the fund's management duties on March 15, 2008. Prior to that time the fund was managed by a third party subadvisor. In the following two weeks, we sold a majority of the fund's equity and bond holdings established under the previous management team. We are pleased that the new portfolio, despite losing ground on an absolute basis, has delivered strong relative performance since we took over the fund.

Q: How would you characterize the fund's performance during the past six months?

A: While six months is a short time frame in which to measure performance, of course, we are encouraged by the improvement in the fund's return since we assumed its management duties in March 2008. In the equity portion of the portfolio, we use a value-oriented investment style that employs measures such as price-to-earnings ratios, price-to-book ratios, dividend yields and free cash flow yields. We focus on equities of higher-quality companies that are temporarily out of favor with the market, but we will typically invest in those that we believe offer favorable longer-term growth prospects. Our overall emphasis is on individual stock selection and fundamental research. At a time of poor performance for the broader market, this approach worked well.

In the fixed income portion of the portfolio, our investment in DWS Short Duration Plus Fund provided relative stability at a time of high volatility in both equities and longer-term bonds.

Q: How did the fund's allocations affect its performance?

A: We added value by taking a higher-than-normal weighting in the fixed income portion of the portfolio. While typically we would expect the fund to be invested about 70% in equities and 30% in bonds, our average throughout the past six months was in fact 55% stocks and 45% bonds. Given the strong outperformance for bonds relative to stocks, this element of our positioning added significant value.

Q: How did the fixed income portion of the fund perform?

A: DWS Short Duration Plus Fund performed well in an environment that was potentially challenging even for fixed income investors. At a time of both high volatility and substantial underperformance from corporate lower-quality issues, DWS Short Duration Plus Fund benefited from its conservative positioning. The fund's overall quality profile remained high, with the average credit quality of its investments rated AA as of the end of September.5 In addition, the average maturity of the bonds in the fund is very short at under two years. This enabled DWS Short Duration Plus Fund to benefit as the "flight to quality" in the global financial markets sparked a strong rally in shorter-term issues.

5 Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

The DWS Short Duration Plus Fund may use instruments including but not limited to futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. In the current market environment, mortgage-backed securities are experiencing increased volatility.

We believe that fund's solid performance at a difficult time helps illustrate the potential benefit of taking a conservative approach in the fixed-income portion our portfolio.

Q: What factors helped and hurt performance within the equity portion of the fund?

A: In the equity portion of the fund, we look for stocks where the risk/reward profile is made more favorable by a combination of attractive valuations and sound fundamentals. This approach held us in good stead within the financial sector, where the collapse of numerous companies has made this group a potential minefield for investors. We have focused on what we believe to be undervalued companies with solid balance sheets, such as JPMorgan Chase & Co., Loews Corp., Bank of America Corp. and Wells Fargo & Co. In addition, we held a position in Union Bancal*, whose stock soared when the Japanese bank Mitsubishi UFJ elected to buy the shares of the company it did not already own. In addition to holding these outperformers, we added value by avoiding the numerous financial stocks that suffered substantial losses during the course of the semiannual period. This positioning accounted for the majority of the outperformance within the equity portion of the portfolio.

The utilities sector was also a source of strength. The fund held an overweight position in this defensive group, with a focus on well-run companies such as Wisconsin Energy Corp. and Sempra Energy.* The leading individual contributor in the equity portion of the fund was a retailer, Family Dollar Stores, Inc., which benefited as consumers traded down to less expensive alternatives.

* Not held in the portfolio as of September 30, 2008.

On the negative side, our stock selection in the consumer discretionary sector detracted from the fund's return. A position in Abercrombie & Fitch Co., the youth retailer, lost ground after the company posted weaker-than-expected same-store sales and experienced unusually high management turnover. In addition, shares in Carnival Corp. — the cruise ship operator — slid as rising energy prices led to soaring costs and lower profit margins. Health care and industrials were also areas where our selection was weak. Our most significant individual detractors in these sectors were Merck & Co., Inc. and Textron Inc., respectively.

Q: Do you have any final thoughts for fund investors?

A: We retain a cautious view on the outlook for the global financial markets, reflecting the continued deepening of the global credit crisis. This caution is reflected in the defensive nature of both our asset allocation and our positioning within the equity portion of the portfolio. Having said that, the volatile market environment has provided numerous opportunities to add to stocks that have remained fundamentally strong, but whose valuations have fallen in sympathy with the weakness in the broader market. This forms the basis for our selective purchases in the retailing sector, including Kohl's Corp. and Family Dollar Stores, Inc. We have also added to banking stocks whose valuations have been depressed by the negative psychology overhanging the sector. Insurance, too, has proven to be fertile ground in the wake of AIG's collapse, providing us with the opportunity to buy stock in both ACE Ltd. and CNA Financial Corp.

As the economic cycle matures and we draw closer to recovery, we believe such opportunities will become even more plentiful. For now, however, we believe the most prudent course is a conservative strategy that is flexible enough to allow us to take advantage of market pullbacks when they occur.

Overall, we believe our focus on value and fundamental research in equities, along with our careful approach within fixed income, is well suited to the current environment.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/08	3/31/08

Common Stocks	48%	74%
Open End Investment Company	47%	22%
Cash Equivalents	5%	—
Corporate Bonds	—	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/08	3/31/08

Financials	28%	29%
Energy	13%	10%
Health Care	12%	11%
Consumer Staples	11%	12%
Telecommunication Services	9%	9%
Information Technology	8%	7%
Industrials	7%	9%
Consumer Discretionary	5%	4%
Utilities	4%	6%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2008 (16.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	2.3%
2. AT&T, Inc. Provider of communications services	2.2%
3. General Electric Co. Manufactures, distributes and markets electrical products	2.1%
4. JPMorgan Chase & Co. Provider of global financial services	2.0%
5. Wells Fargo & Co. Provider of various financial services	1.4%
6. Abbott Laboratories Developer of heath care products	1.3%
7. Bank of America Corp. Provider of commercial banking services	1.3%
8. Verizon Communications, Inc. Provider of advanced communication and information technology services	1.3%
9. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	1.3%
10. Wisconsin Energy Corp. Provides electric, gas and steam	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-investments.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 50.0%
Consumer Discretionary 2.7%
Hotels Restaurants & Leisure 0.5%
Carnival Corp. (Unit)	12,500	441,875
Pinnacle Entertainment, Inc.*	6,900	52,164
		494,039
Multiline Retail 1.3%
Family Dollar Stores, Inc.	23,800	564,060
Kohl's Corp.*	10,100	465,408
Nordstrom, Inc.	4,500	129,690
		1,159,158
Specialty Retail 0.9%
Abercrombie & Fitch Co. "A"	3,600	142,020
Lowe's Companies, Inc.	26,600	630,154
		772,174
Consumer Staples 5.3%
Beverages 0.4%
Diageo PLC (ADR)	4,900	337,414
Food & Staples Retailing 1.2%
CVS Caremark Corp.	33,200	1,117,512
Food Products 1.8%
Campbell Soup Co.	14,300	551,980
Dean Foods Co.*	19,900	464,864
Unilever NV (NY Shares)	20,100	566,016
		1,582,860
Tobacco 1.9%
Altria Group, Inc.	23,000	456,320
Lorillard, Inc.	7,400	526,510
Philip Morris International, Inc.	10,900	524,290
UST, Inc.	2,900	192,966
		1,700,086
Energy 6.6%
Energy Equipment & Services 0.5%
National-Oilwell Varco, Inc.*	3,400	170,782
Schlumberger Ltd.	3,400	265,506
		436,288
Oil, Gas & Consumable Fuels 6.1%
Anadarko Petroleum Corp.	2,100	101,871
Chevron Corp.	10,200	841,296
ConocoPhillips	11,300	827,725
Devon Energy Corp.	4,700	428,640
ExxonMobil Corp.	26,700	2,073,522
Hess Corp.	2,500	205,200
Marathon Oil Corp.	18,800	749,556
Occidental Petroleum Corp.	3,500	246,575
		5,474,385
Financials 13.8%
Capital Markets 1.9%
Ameriprise Financial, Inc.	11,000	420,200
Lazard Ltd. "A"	15,400	658,504
TD Ameritrade Holding Corp.*	34,300	555,660
The Goldman Sachs Group, Inc.	600	76,800
		1,711,164
Commercial Banks 3.1%
BB&T Corp.	10,400	393,120
Comerica, Inc.	3,000	98,370
PNC Financial Services Group, Inc.	8,500	634,950
SunTrust Banks, Inc.	2,500	112,475
Wells Fargo & Co.	34,000	1,276,020
Zions Bancorp.	7,500	290,250
		2,805,185
Consumer Finance 0.4%
Discover Financial Services	26,500	366,230
Diversified Financial Services 4.2%
Bank of America Corp.	33,600	1,176,000
Citigroup, Inc.	40,100	822,451
JPMorgan Chase & Co.	37,200	1,737,240
		3,735,691
Insurance 3.6%
ACE Ltd.	8,100	438,453
Allstate Corp.	22,800	1,051,536
CNA Financial Corp.	11,900	312,256
Lincoln National Corp.	5,700	244,017
Loews Corp.	20,800	821,392
Phoenix Companies, Inc.	34,100	315,084
		3,182,738
Thrifts & Mortgage Finance 0.6%
New York Community Bancorp., Inc.	31,900	535,601
Health Care 6.0%
Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	17,500	1,148,525
Zimmer Holdings, Inc.*	9,800	632,688
		1,781,213
Life Sciences Tools & Services 0.6%
PerkinElmer, Inc.	21,400	534,358
Pharmaceuticals 3.4%
Abbott Laboratories	20,600	1,186,148
Merck & Co., Inc.	15,600	492,336
Novartis AG (ADR)	7,800	412,152
Pfizer, Inc.	23,800	438,872
Wyeth	13,200	487,608
		3,017,116
Industrials 3.3%
Aerospace & Defense 0.6%
Honeywell International, Inc.	13,400	556,770
Electrical Equipment 0.2%
Emerson Electric Co.	3,500	142,765
Industrial Conglomerates 2.5%
General Electric Co.	72,200	1,841,100
Textron, Inc.	14,900	436,272
		2,277,372
Information Technology 3.8%
Communications Equipment 0.7%
Harris Corp.	11,000	508,200
Nokia Oyj (ADR)	7,500	139,875
		648,075
Computers & Peripherals 0.6%
Hewlett-Packard Co.	10,600	490,144
Semiconductors & Semiconductor Equipment 1.0%
Intel Corp.	31,700	593,741
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	33,958	318,190
		911,931
Software 1.5%
Microsoft Corp.	22,300	595,187
Symantec Corp.*	36,000	704,880
		1,300,067
Materials 1.5%
Containers & Packaging 1.0%
Packaging Corp. of America	13,700	317,566
Pactiv Corp.*	25,300	628,199
		945,765
Metals & Mining 0.5%
Alcoa, Inc.	18,900	426,762
Telecommunication Services 4.7%
Diversified Telecommunication Services
AT&T, Inc.	71,100	1,985,112
FairPoint Communications, Inc.	108	937
Frontier Communications Corp.	85,900	987,850
Verizon Communications, Inc.	36,400	1,168,075
		4,141,974
Utilities 2.3%
Electric Utilities 1.0%
FPL Group, Inc.	17,300	870,190
Multi-Utilities 1.3%
Wisconsin Energy Corp.	25,300	1,135,970
Total Common Stocks (Cost $46,492,256)		44,590,997

Open End Investment Company 49.3%
DWS Short Duration Plus Fund "Institutional" (a) (Cost $45,577,360)	4,695,461	43,949,518

Cash Equivalents 5.7%
Cash Management QP Trust, 2.38% (a) (b) (Cost $5,043,923)	5,043,923	5,043,923
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $97,113,539)+	105.0	93,584,438
Other Assets and Liabilities, Net	(5.0)	(4,436,120)
Net Assets	100.0	89,148,318
* Non-income producing security.
+ The cost for federal income tax purposes was $97,441,559. At September 30, 2008, net unrealized depreciation for all securities based on tax cost was $3,857,121. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,793,714 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,650,835.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.
(b) The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts.

Fair Value Measurements

The following is a summary of the inputs used as of September 30, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 93,584,438
Level 2	—
Level 3	—
Total	$ 93,584,438

Financial Statements

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $46,492,256)	$ 44,590,997
Investment in DWS Short Duration Plus Fund, at value (cost $45,577,360)	43,949,518
Investment in Cash Management QP Trust (cost $5,043,923)	5,043,923
Total investments, at value (cost $97,113,539)	93,584,438
Cash	24,579
Receivable for investments sold	526,491
Interest receivable	2,792
Dividends receivable	73,845
Receivable for Fund shares sold	5,100
Other assets	44,995
Total assets	94,262,240
Liabilities
Payable for investments purchased	244,921
Payable for Fund shares redeemed	4,626,565
Accrued management fee	70,795
Other accrued expenses and payables	171,641
Total liabilities	5,113,922
Net assets, at value	$ 89,148,318
Net Assets Consist of
Undistributed net investment income	131,245
Net unrealized appreciation (depreciation) on: Investments	(3,529,101)
Accumulated net realized gain (loss)	(1,813,047)
Paid-in capital	94,359,221
Net assets, at value	$ 89,148,318

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($75,925,417 ÷ 8,977,184 shares of capital stock outstanding, $.001 par value, 50,000,000 shares authorized	$ 8.46
Maximum offering price per share (100 ÷ 94.25 of $8.46)	$ 8.98

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,922,823 ÷ 227,418 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 8.46

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,284,490 ÷ 506,028 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)
$ 8.47
Institutional Net Asset Value, offering and redemption price per share ($7,015,588 ÷ 811,509 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 8.65

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended September 30, 2008 (Unaudited)
Investment Income
Income: Interest	$ 42,206
Dividends (net of foreign taxes withheld of $14,619)	1,171,350
Dividends from DWS affiliated mutual funds	1,026,084
Interest — Cash Management QP Trust	13,558
Total Income	2,253,198
Expenses: Management fee	515,949
Administration fee	63,411
Distribution and service fees	169,894
Services to shareholders	86,268
Custodian fee	10,558
Professional fees	40,561
Directors' fees and expenses	7,003
Reports to shareholders	28,010
Registration fees	27,733
Other	10,558
Total expenses before expense reductions	959,945
Expense reductions	(86,927)
Total expenses after expense reductions	873,018
Net investment income	1,380,180
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,716,839)
Change in net unrealized appreciation (depreciation) on investments	(6,446,593)
Net gain (loss)	(8,163,432)
Net increase (decrease) in net assets resulting from operations	$ (6,783,252)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2008 (Unaudited)	Year Ended March 31, 2008
Operations: Net investment income	$ 1,380,180	$ 4,163,607
Net realized gain (loss)	(1,716,839)	92,165,941
Change in net unrealized appreciation (depreciation)	(6,446,593)	(150,313,308)
Net increase (decrease) in net assets resulting from operations	(6,783,252)	(53,983,760)
Distributions to shareholders from: Net investment income: Class A	(1,055,827)	(4,046,363)
Class B	(15,440)	(56,575)
Class C	(37,777)	(117,748)
Institutional Class	(139,891)	(727,977)
Net realized gains: Class A	(30,624,063)	(72,712,433)
Class B	(716,426)	(1,865,586)
Class C	(1,706,396)	(3,528,109)
Institutional Class	(4,106,671)	(11,070,945)
Total distributions	(38,402,491)	(94,125,736)
Fund share transactions: Proceeds from shares sold	3,052,437	18,697,472
Reinvestment of distributions	35,816,106	85,377,645
Cost of shares redeemed	(77,586,009)	(189,620,765)
Redemption fees	—	269
Net increase (decrease) in net assets from Fund share transactions	(38,717,466)	(85,545,379)
Increase (decrease) in net assets	(83,903,209)	(233,654,875)
Net assets at beginning of period	173,051,527	406,706,402
Net assets at end of period (including undistributed net investment income of $131,245 and $0, respectively)	$ 89,148,318	$ 173,051,527

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.19	$ 23.34	$ 23.79	$ 23.49	$ 23.51	$ 16.75
Income (loss) from investment operations: Net investment income[b]	.12	.27	.37	.38	.39	.37
Net realized and unrealized gain (loss)	(.83)	(3.97)	1.65	.93	(.02)	6.80
Total from investment operations	(.71)	(3.70)	2.02	1.31	.37	7.17
Less distributions from: Net investment income	(.12)	(.34)	(.35)	(.41)	(.39)	(.41)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—	—
Total distributions	(4.02)	(6.45)	(2.47)	(1.01)	(.39)	(.41)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.46	$ 13.19	$ 23.34	$ 23.79	$ 23.49	$ 23.51
Total Return (%)[c]	(6.93)d**	(20.81)[d]	8.71[d]	5.66	1.57	43.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	76	143	336	412	466	451
Ratio of expenses before expense reductions (%)	1.50*	1.30	1.25	1.17	1.14	1.15
Ratio of expenses after expense reductions (%)	1.36*	1.29	1.23	1.17	1.14	1.15
Ratio of net investment income (%)	2.19*	1.37	1.55	1.60	1.70	1.77
Portfolio turnover rate (%)	39**	73	11	19	17	13
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.18	$ 23.34	$ 23.80	$ 23.50	$ 23.52	$ 16.75
Income (loss) from investment operations: Net investment income[b]	.08	.09	.18	.20	.22	.22
Net realized and unrealized gain (loss)	(.82)	(3.96)	1.65	.93	(.03)	6.79
Total from investment operations	(.74)	(3.87)	1.83	1.13	.19	7.01
Less distributions from: Net investment income	(.08)	(.18)	(.17)	(.23)	(.21)	(.24)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—	—
Total distributions	(3.98)	(6.29)	(2.29)	(.83)	(.21)	(.24)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.46	$ 13.18	$ 23.34	$ 23.80	$ 23.50	$ 23.52
Total Return (%)[c]	(7.35)d**	(21.47)[d]	7.83[d]	4.86	.83	42.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	10	16	35	60
Ratio of expenses before expense reductions (%)	2.48*	2.21	2.09	1.92	1.91	1.90
Ratio of expenses after expense reductions (%)	2.06*	2.14	2.04	1.92	1.91	1.90
Ratio of net investment income (%)	1.50*	.52	.74	.85	.93	1.02
Portfolio turnover rate (%)	39**	73	11	19	17	13
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.21	$ 23.37	$ 23.81	$ 23.52	$ 23.53	$ 16.76
Income (loss) from investment operations: Net investment income[b]	.08	.11	.19	.20	.22	.21
Net realized and unrealized gain (loss)	(.84)	(3.96)	1.66	.92	(.02)	6.80
Total from investment operations	(.76)	(3.85)	1.85	1.12	.20	7.01
Less distributions from: Net investment income	(.08)	(.20)	(.17)	(.23)	(.21)	(.24)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—	—
Total distributions	(3.98)	(6.31)	(2.29)	(.83)	(.21)	(.24)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.47	$ 13.21	$ 23.37	$ 23.81	$ 23.52	$ 23.53
Total Return (%)[c]	(7.37)d**	(21.38)[d]	7.92[d]	4.81	.88	42.18
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	6	16	24	29	33
Ratio of expenses before expense reductions (%)	2.33*	2.06	2.00	1.92	1.89	1.90
Ratio of expenses after expense reductions (%)	2.20*	2.06	1.98	1.92	1.89	1.90
Ratio of net investment income (%)	1.35*	.60	.80	.85	.95	1.02
Portfolio turnover rate (%)	39**	73	11	19	17	13
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2008[a]	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 13.40	$ 23.59	$ 24.02	$ 23.71	$ 23.73	$ 16.91
Income (loss) from investment operations: Net investment income[b]	.14	.34	.44	.44	.45	.42
Net realized and unrealized gain (loss)	(.84)	(4.02)	1.67	.95	(.02)	6.87
Total from investment operations	(.70)	(3.68)	2.11	1.39	.43	7.29
Less distributions from: Net investment income	(.15)	(.40)	(.42)	(.48)	(.45)	(.47)
Net realized gains	(3.90)	(6.11)	(2.12)	(.60)	—	—
Total distributions	(4.05)	(6.51)	(2.54)	(1.08)	(.45)	(.47)
Redemption fees	—	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 8.65	$ 13.40	$ 23.59	$ 24.02	$ 23.71	$ 23.73
Total Return (%)	(6.88)c**	(20.46)[c]	9.00[c]	5.95	1.82	43.64
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	21	44	86	89	125
Ratio of expenses before expense reductions (%)	1.13*	.93	.95	.92	.90	.90
Ratio of expenses after expense reductions (%)	1.01*	.92	.94	.92	.90	.90
Ratio of net investment income (%)	2.55*	1.74	1.84	1.85	1.94	2.02
Portfolio turnover rate (%)	39**	73	11	19	17	13
[a] For the six months ended September 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Value Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective at the beginning of the Fund's fiscal year. FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2008, for the Fund's investments, as well as a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining value, is included at the end of the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Earnings and profits distributed to shareholders on redemptions on Fund shares ("tax equalization") may be utilized by the Fund to the extent permissible, as part of the Fund's dividends-paid deduction on its federal tax returns.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $48,494,216 and $117,546,732, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

The Fund did not impose a portion of its management fee by an amount equal to the amount of the management fee borne by the Fund as a shareholder of the DWS Short Duration Plus Fund ("DWS affiliated mutual fund").

For the period from October 1, 2007 through September 30, 2008, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class B (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 2.06%.

Effective October 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of certain classes as follows:

Class A	1.27%
Class B	2.02%
Class C	2.02%

Accordingly, for the six months ended September 30, 2008, the Advisor waived a portion of its fee pursuant to the management agreement aggregating $82,017 and the amount imposed aggregated $433,932, which was the equivalent to an annualized effective rate of 0.68% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2008 the Advisor received an Administration Fee of $63,411, of which $8,072 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2008 the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2008
Class A	$ 62,529	$ —	$ 55,822
Class B	2,909	2,909	—
Class C	4,826	—	3,836
Institutional Class	561	—	340
	$ 70,825	$ 2,909	$ 59,998

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with Fund's Underwriting and Distribution Services agreement, DIDI enters into related selling group agreements with various firms at various rates for sales on Class B and C shares. For the six months ended September 30, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2008
Class B	$ 8,993	$ 1,655
Class C	21,082	3,533
	$ 30,075	$ 5,188

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2008	Annualized Effective Rate
Class A	$ 129,849	$ —	$ 11,732.25%
Class B	3,011	613	338.20%
Class C	6,959	—	843.25%
	$ 139,819	$ 613	$ 12,913

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2008 aggregated $957.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2008, the CDSC for Class B shares aggregated $2,157. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,875, of which $10,169 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended September 30, 2008, the Fund paid its allocated portion of the retirement benefit of $1,123 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2008 the Fund's custodian fee was reduced by $79 and $186, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2008		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	251,152	$ 2,768,607	913,738	$ 17,601,362
Class B	3,170	31,254	12,013	236,523
Class C	8,117	83,941	19,299	365,140
Institutional	16,309	168,635	26,570	494,447
		$ 3,052,437		$ 18,697,472
Shares issued to shareholders in reinvestment of distributions
Class A	3,273,781	$ 29,375,837	3,922,503	$ 69,609,213
Class B	74,536	668,251	94,091	1,704,691
Class C	186,103	1,672,218	194,654	3,458,578
Institutional	446,825	4,099,800	595,879	10,605,163
		$ 35,816,106		$ 85,377,645
Shares redeemed
Class A	(5,381,350)	$ (61,833,511)	(8,386,691)	$ (159,522,218)
Class B	(76,979)	(883,513)	(317,672)	(6,259,849)
Class C	(172,983)	(1,768,586)	(430,829)	(8,051,024)
Institutional	(1,197,060)	(13,100,399)	(957,595)	(15,787,674)
		$ (77,586,009)		$ (189,620,765)
Redemption fees		$ —		$ 269
Net increase (decrease)
Class A	(1,856,417)	$ (29,689,067)	(3,550,450)	$ (72,311,536)
Class B	727	(184,008)	(211,568)	(4,318,635)
Class C	21,237	(12,427)	(216,876)	(4,227,159)
Institutional	(733,926)	(8,831,964)	(335,146)	(4,688,049)
		$ (38,717,466)		$ (85,545,379)

G. Fund Merger

On September 23, 2008, the Board of Directors of the Fund approved, in principle, the merger of the DWS Value Builder Fund (the "Acquired Fund") into the DWS Balanced Fund.

Completion of the merger is subject to a number of conditions, including final approval of the Board of each fund and approval by shareholders of the Acquired Fund.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2008.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

• The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Directors as a group. The Independent Directors reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in the Fund's management structure, including the termination of Alex. Brown Investment Management, LLC as the Fund's subadvisor and the introduction of a new portfolio management team in March 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). The Board noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	23339J 102	23339J 201	23339J 300	23339J 409
Fund Number	415	615	715	535

Privacy Statement

Dear Valued Client:

We want to make sure you know our policy regarding the way in which our clients' private information is handled at DWS Investments. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above, and additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2008

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DWS Lifecycle Long Range Fund, a series of DWS Advisor Funds

DWS Alternative Asset Allocation Plus Fund, a series of DWS Equity Trust

DWS Massachusetts Tax-Free Fund, a series of DWS State Tax Free Trust

DWS Value Builder Fund, Inc.

Treasury Portfolio (Institutional Shares), a series of Investors Cash Trust

Treasury Portfolio (Premier Money Market Shares), a series of Investors Cash Trust

Treasury Portfolio (Investment Class), a series of Investors Cash Trust

Treasury Portfolio (DWS U.S. Treasury Money Fund Class S), a series of Investors Cash Trust

By:                     /s/Michael G. Clark

                           Michael G. Clark

                           President

Date:                    December 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                     /s/Michael G. Clark
                           Michael G. Clark

                           President

Date:                    December 2, 2008

By:                     /s/Paul Schubert

                           Paul Schubert

                           Chief Financial Officer and Treasurer

Date:                    December 2, 2008